UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2018

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 14, 2018, NexPoint Residential Trust, Inc. (the “Company”), its operating partnership, NexPoint Residential Trust Operating Partnership, L.P. (the “Operating Partnership”), and its adviser, NexPoint Real Estate Advisors, L.P. (the “Adviser”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell 2,350,000 shares of the Company’s common stock, par value $0.01 per share (the “Firm Shares”), at a public offering price of $33.00 per share. The Company also granted the Underwriters a 30-day option to purchase up to an additional 352,500 shares of common stock (the “Option Shares” and together with the Firm Shares, the “Shares”). The Underwriters exercised their option to purchase the Option Shares on November 14, 2018. The Underwriting Agreement contains customary representations, warranties and covenants, conditions to closing, indemnification obligations, and termination and other customary provisions.

The common stock was offered and sold pursuant to a prospectus supplement, dated November 14, 2018, and a base prospectus, dated April 24, 2017, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-216697). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the Underwriting Agreement set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated November 14, 2018, by and among NexPoint Residential Trust, Inc., NexPoint Residential Trust Operating Partnership, L.P., NexPoint Real Estate Advisors, L.P. and Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule I thereto

5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Winston & Strawn LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance and Treasurer

Date: November 16, 2018